SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          September 25, 1996


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                      (re: EQUICREDIT FUNDING TRUST 1996-A)
        (Exact name of registrant as specified in governing instruments)

                               33-99344
 Delaware                     33-99344-01                      59-3400385
(State or other            (Commission File                    (IRS Employer
jurisdiction of             Number)                            Identification
organization)                                                  No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida               32256-0505
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:   (904) 987-5000




          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2


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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                   Sequentially
 Exhibit                                                              Numbered
 Number                              Exhibit                             Page

  1.1 (A) Underwriting Agreement dated as of September 18, 1996             5
          among EQCC Asset Backed Corporation, EQCC
          Receivables Corporation, CS First Boston Corporation,
          Salomon Brothers Inc and Lehman Brothers Inc.

  1.1 (B) Representations Letter dated as of September 18, 1996            34
          among EquiCredit Corporation of America,
          California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit
          Corporation of SC, CS First Boston Corporation, Salomon
          Brothers Inc and Lehman Brothers Inc.

  4.1 (B) Pooling and Servicing Agreement, dated as of September 1,        50
          1996, among EquiCredit Corporation of America, as
          Servicer, EQCC Asset Backed Corporation, EQCC
          Receivables Corporation and First Bank National
          Association, as Trustee.

10.1 (B)  Transfer Agreement dated as of September , 1996                 508
          among EquiCredit Corporation of America,
          California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit
          Corporation of SC, EQCC Asset Backed Corporation and
          QCC Receivables Corporation.


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10.3 (B)  Custodial Agreement dated as of September 1, 1996 among         582
          EquiCredit Corporation of America, California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit
          Corporation of Pa., EquiCredit Corporation of SC, EQCC
          Receivables Corporation, EQCC Asset Backed Corporation,
          First Bank National Association, as Trustee, and The First
          National Bank of Boston, as Custodian.

   Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQCC RECEIVABLES CORPORATION



October 9, 1996                          By: /s/ Stephen R. Veth

                                         Stephen R. Veth, President


                                         EQCC ASSET BACKED CORPORATION



October 9, 1996                          By: s/s Stephen R. Veth

                                         Stephen R. Veth, President



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